                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ChemTrak Incorporated
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                       [CHEMTRAK INCORPORATED LETTERHEAD]

                                                                    June 9, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ChemTrak Incorporated which will be held at the Network Meeting Center, located at 5201 Great America Parkway, Santa Clara, California, on Thursday, July 10, 1997, at 1:00pm, Pacific Daylight Time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At the Annual Meeting, in addition to electing two directors, ratifying the appointment of auditors, and approving two compensation plans, you will be asked to consider and vote on a proposal to approve the issuance and sale of Series A Convertible Preferred Stock. These proposals are more fully discussed in the accompanying Proxy Statement, which you are urged to read carefully. Your Board of Directors recommends a vote FOR all the proposals.

     It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

     If you have any further questions concerning the Annual Meeting or any of the proposals, please feel free to contact ChemTrak at 1-408-773-8156 or speak with D. F. King & Co., Inc., our proxy solicitors at 1-800-848-3409.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                          Sincerely,

                                          [SIG]

                                          Prithipal Singh, Ph.D.
                                          Chairman of the Board and
                                          Chief Technical Officer

                             CHEMTRAK INCORPORATED
                             929 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 10, 1997

To the Stockholders of ChemTrak Incorporated:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ChemTrak Incorporated, a Delaware corporation (the "Company"), will be held on Thursday, July 10, 1997, at 1:00 p.m. Pacific Daylight Time at the Network Meeting Center, 5201 Great America Parkway, Santa Clara, California for the following purposes:

     1. To elect two directors to hold office until the 2000 Annual Meeting of Stockholders.

     2. To approve the Company's 1993 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares, to 1,050,000 shares.

     3. To approve the Company's 1992 Non-Employee Directors' Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 50,000 shares, to 100,000 shares.

     4. To approve the sale of up to 70,000 shares of the Company's Series A Convertible Preferred Stock, and the issuance of Common Stock upon conversion thereof.

     5. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on May 22, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Alan C. Mendelson
                                          Secretary

Sunnyvale, California
June 9, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU

ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             CHEMTRAK INCORPORATED
                             929 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of ChemTrak Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, July 10, 1997, at 1:00 p.m. Pacific Daylight Time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Network Meeting Center, 5201 Great America Parkway, Santa Clara, California. The Company intends to mail this proxy statement and accompanying proxy card on or about June 2, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request D.F. King & Co., Inc. No additional compensation will be paid to directors, officers, or other regular employees for such services, but D.F. King & Co., Inc. will be paid its customary fee, estimated to be approximately $8,000, if it renders such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on May 22, 1997, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 22, 1997, the Company had outstanding and entitled to vote 12,908,110 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with Secretary of the Company at the Company's principal executive office, 929 East Arques Avenue, Sunnyvale, California 94086, a written notice of revocation or a duly executed proxy beating a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than February 5, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected (i) by the affirmative vote of the holders of the then-outstanding shares of voting stock of the Company entitled to vote generally in the election of directors voting together as a single class, or
(ii) by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and has qualified.

     The Board of Directors is presently composed of six members. There are two directors in the class whose term of office expires in 1997, each of whom is currently a director of the Company. Mr. Malcolm Jozoff was previously elected by the stockholders; Edward F. Covell was elected by the Board of Directors in August 1996 following the resignation of Dr. Jerry Gin. If elected at the Annual Meeting, such nominees would serve until the 2000 Annual Meeting and until their successors are elected and have qualified, or until any such director's death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING (CLASS II DIRECTORS)

  Edward F. Covell

     Edward F. Covell, age 52, was appointed President and Chief Executive Officer of ChemTrak in January 1997, after having served as President and Chief Operating Officer since May 1996 when he joined the Company. He was elected a Director of the Company in August 1996. Prior to joining ChemTrak, Mr. Covell was a management consultant from 1994 to 1996, and from 1990 to 1992, focusing on the OTC medical device market. From 1992 to 1994 he was President and Chief Operating Officer of Medchem Products, Inc., a manufacturer of medical devices serving customers worldwide. Mr. Covell held a series of increasingly responsible positions with Tambrands Inc., a consumer healthcare products company, from 1980 through 1990, including Corporate Vice President and General Manager of the Diagnostics Division. Prior to joining Tambrands, Mr. Covell served in domestic and international management and product development positions with the Kendall Company, a diversified manufacturing company.

  Malcolm Jozoff

     Malcolm Jozoff, age 58, has served as a director of the Company since 1993. He is currently Chairman, President and Chief Executive Officer of The Dial Corporation, a consumer products company. From 1995 to 1997, he was a consultant on marketing and strategic planning issues. From 1993 to 1995, he served as Chairman and Chief Executive Officer of Lenox, Inc., a manufacturer of consumer durables. From 1967 to

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1992, Mr. Jozoff was employed in various positions by The Proctor and Gamble
Company, Inc., most recently as President, Health Care Products and Corporate Group Vice President. Mr. Jozoff is a director of The Columbia Gas System, Inc. In 1993, in connection with a civil proceeding brought by the Securities and Exchange Commission, Mr. Jozoff consented, without admitting or denying the allegations, to the entry of an order enjoining him from violating section 10(b) of the Securities Exchange Act of 1934.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING (CLASS III
DIRECTORS)

  Gordon Russell

     Gordon Russell, age 63, has served as a director of the Company since 1990. Since 1979, Mr. Russell has served as a general partner of Sequoia Capital, a venture capital fund, and certain of its affiliates. Mr. Russell also serves as a director of Sangstat Medical Corp., Fusion Medical Technologies, Inc. and Aradigm Corp.

  Prithipal Singh, Ph.D.

     Prithipal Singh, age 58, is a founder of the Company and has served as a director since 1985, Chairman of the Board since 1988, and Chief Technical Officer since January 1997. Dr. Singh also served as President of the Company from 1988 to 1993, and as Chief Executive Officer from 1995 to 1997. From 1985 to 1988, Dr. Singh was a Senior Vice President of Idetek, Inc., an animal health care company. Prior to his joining Idetek, Dr. Singh was a Vice President of Syva Corp., a diagnostics company. Dr. Singh is also a director of Abaxis, Inc.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING (CLASS I DIRECTORS)

  Robert Kiley

     Robert P. Kiley, age 62, has served as a director of the Company since September 1996. Mr. Kiley has served since 1987 as President of Neal Ward Realty, Inc., a residential sales and development company. From 1962 to 1987, Mr. Kiley held a series of progressively responsible positions with Tambrands Inc. a consumer healthcare products company, most recently as Executive Vice President responsible for the company's international business. Mr. Kiley currently serves as a director of Tambrands Inc.

  David Rubinfien

     David Rubinfien, age 75, has served as a director of the Company since 1988. Since 1991, Mr. Rubinfien has been a private investor. From 1989 to 1991, Mr. Rubinfien held the positions of President, Chief Executive Officer and Chairman of the Board of Systemix, Inc., a biotechnology company. Mr. Rubinfien also serves as a director of Biocircuits Corporation, Matritech, Inc. and Molecular Biosystems, Inc.

BOARD COMMITTEES AND MEETINGS

     During the year ended December 31, 1996, the Board of Directors held seven meetings. The Board has an Audit Committee, a Compensation Committee and a Non-Officer Stock Option Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is comprised of two non-employee directors: Messrs. Jozoff and Russell. It met once during 1996.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans, and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may

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

delegate. The Compensation Committee is composed of two non-employee directors:
Messrs. Rubinfien and Russell. It met once during 1996 and acted by written consent on one occasion.

     The Non-Officer Stock Option Committee was established in May 1992 to administer the Company's stock option plans only for non-officer employees and to make stock option grants to such employees not in excess of 10,000 shares. All option grants in excess of this limit and all option grants to officers must be approved by the Compensation Committee. The Non-Officer Stock Option Committee is composed of two employee directors: Dr. Singh and Mr. Covell. Mr. Covell became a member of the Non-Officer Stock Option Committee in September 1996. Prior to this time, the Non-Officer Option Committee was composed of Dr. Singh alone. The Non-Officer Stock Option Committee acted by written consent on three occasions during 1996.

     DURING THE YEAR ENDED DECEMBER 31, 1996, EACH BOARD MEMBER ATTENDED 75% OR MORE OF THE AGGREGATE OF THE MEETINGS OF THE BOARD AND OF THE COMMITTEES ON WHICH HE SERVED HELD DURING THE PERIOD FOR WHICH HE WAS A DIRECTOR OR COMMITTEE MEMBER, RESPECTIVELY.

                                   PROPOSAL 2

                            APPROVAL OF AMENDMENT TO
                           1993 EQUITY INCENTIVE PLAN

     In September 1993, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1993 Equity Incentive Plan (the "1993 Plan"). The 1993 Plan was amended and restated in March 1994.

     In September 1996, the Board approved an amendment to the 1993 Plan, subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees. The amendment increases the aggregate number of shares authorized for issuance under the 1993 Plan from a total of 450,000 shares to 1,050,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant Stock Awards to employees at levels determined appropriate by the Board and the Compensation Committee.

     As of May 1, 1997, Stock Awards (net of cancelled or expired awards) covering an aggregate of 430,457 shares of the Company's Common Stock had been granted under the 1993 Plan, and 619,753 shares (plus any shares that might in the future be returned to the 1993 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 1993 Plan.

     During the last fiscal year, under the 1993 Plan, the Company granted to all current executive officers as a group options to purchase 332,500 shares at exercise prices of $1.53 to $4.63 per share and to all employees (excluding executive officers) as a group options to purchase 119,750 shares at exercise prices of $1.25 to $4.44 per share.

     Stockholders are requested in this Proposal 2 to approve the 1993 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1993 Plan, as amended.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the 1993 Plan are outlined below:

GENERAL

     The 1993 Plan provides for the grant of "Stock Awards" which may be either
(i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses, (iv) rights to purchase restricted stock, or (v) stock appreciation rights. Incentive stock options granted under the 1993 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1993 Plan are not intended to qualify as incentive

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

stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The 1993 Plan was adopted to provide a means by which selected officers, directors of, employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts on behalf of the Company. Approximately 50 persons are eligible to participate in the 1993 Plan.

ADMINISTRATION

     The 1993 Plan is administered by the Board of Directors. The Board has the power to construe and interpret the 1993 Plan and, subject to the provisions of the 1993 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted, whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase stock, a stock appreciation right, or a combination of the foregoing, the number of shares to be subject to each Stock Award, the time or times when a person shall be permitted to purchase or receive stock subject to each Stock Award, the exercise or purchase price, the type of consideration and other terms of the Stock Award. The Board of Directors is authorized to delegate administration of the 1993 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1993 Plan to the Compensation Committee of the Board. As used herein with respect to the 1993 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

     The Compensation Committee currently intends to limit the directors who may serve as members of the Compensation Committee to those who are "outside directors" as defined in Section 162(m) of the Code. This limitation excludes from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

     Incentive stock options, nonstatutory stock options, stock bonuses, rights to purchase restricted stock and stock appreciation rights may be granted under the 1993 Plan only to selected key employees (including officers) of the Company and its affiliates. Consultants and directors are eligible to receive Stock Awards other than incentive stock options and stock appreciation rights appurtenant thereto.

     No incentive stock option may be granted under the 1993 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 1993 Plan and all such other plans of the Company and its affiliates) may not exceed $100,000.

     No employee shall be eligible to be granted options and stock appreciation rights covering more than 2.5% of the outstanding stock (measured as of March 17, 1994) in any calendar year. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1993 Plan. To date, the Company has not granted to any employee in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

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

STOCK SUBJECT TO THE 1993 PLAN

     If Stock Awards granted under the 1993 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the 1993 Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1993 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1993 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options under the 1993 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." On May 23, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $1.41 per share.

     In the event of a decline in the value of the Company' s Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1993 Plan is deemed to be cancelled and a new option granted. Both the option deemed to be cancelled and the new option deemed to be granted will be counted against the $100,000 share limitation (see "Eligibility" above).

     The exercise price of options granted under the 1993 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1993 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1993 Plan typically vest at the rate of 25% after one year and 1/48 per month thereafter during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the 1993 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1993 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the 1993 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1993 Plan generally terminate 30 days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass

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

by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

     Repurchase. Shares of Common Stock sold or awarded under the 1993 Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person that have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

     The Board may grant Stock Appreciation Rights to employees or directors of, or consultants to, the Company or its affiliates. The 1993 Plan authorizes three types of Stock Appreciation Rights.

     Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of Tandem Stock Appreciation Rights must be made in cash.

     Concurrent Stock Appreciation Rights. Concurrent Stock Appreciation Rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of Concurrent Stock Appreciation Rights must be made in cash.

     Independent Stock Appreciation Rights. Independent Stock Appreciation Rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the fair market value on the date of exercise of a number of shares equal to the number of share equivalents to which the holder is vested under the Independent Stock Appreciation Rights less the fair market value of such number of shares of stock on the date of grant. Appreciation distributions payable upon exercise of Independent Stock Appreciation Rights may, at the Board's discretion, be made in cash, in shares of Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1993 Plan or subject to any Stock Award granted under the 1993 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1993 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the 1993 Plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding Stock Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1993 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, at the sole discretion of the Board and to the extent permitted by law: (i) any surviving corporation will be required to either assume Stock Awards outstanding under the 1993 Plan or substitute similar Stock Awards for those outstanding under such plan, (ii) the time during which such Stock Awards become vested or may be exercised will be accelerated and any outstanding unexercised rights under any Stock Awards will be terminated if not exercised prior to such event, or (iii) such outstanding Stock Awards will continue in full force and effect.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1993 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1993 Plan will terminate on September 13, 2003.

     The Board may also amend the 1993 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment requires stockholder approval in order to comply with Rule 16b-3, satisfy the requirements of Section 422 of the Code, and any Nasdaq or other securities exchange requirements. The Board may submit any other amendment to the 1993 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1993 Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1993 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1993 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 1993 Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the recipient elects pursuant to section 83 of the Code to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) and the satisfaction of any reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) and the satisfaction of any reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options and stock appreciation rights, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. For stock bonuses and restricted stock to qualify as performance-based compensation, the grant must be approved by "outside directors", must be granted pursuant to the objective performance goal established in writing by the compensation committee requirements of (ii) above and must be approved by the stockholders.

                                   PROPOSAL 3

                 APPROVAL OF AMENDMENT TO THE 1992 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

     In September 1992, the Board of Directors adopted the 1992 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for automatic, non-discretionary grants of options to purchase shares of Common Stock of the Company.

     In September 1996, the Board approved an amendment to the Directors' Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Directors' Plan from a total of 50,000 shares to 100,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to non-employee directors at levels determined to be appropriate by the Board.

     At May 1, 1997, options (net of canceled or expired options) covering an aggregate of 58,000 shares of the Company's Common Stock had been granted under the Directors' Plan, and only 42,000 shares (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

     Stockholders are requested in this Proposal 4 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Directors' Plan are outlined below:

GENERAL

     The Directors' Plan provides for non-discretionary grants of nonstatutory stock options. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code.

PURPOSE

     The Directors' Plan was adopted to provide a means by which each Non-Employee Director of the Company (as defined below) could be given an opportunity to purchase stock of the Company and to advance the interests of the Company through attracting and retaining the services of persons capable of serving on the Board of Directors of the Company.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

     The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

ELIGIBILITY

     Only Non-Employee Directors of the Company are eligible to receive options under the Directors' Plan. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company and its affiliates who is not otherwise an employee of the Company or any affiliate. All but two of the Company's six current Directors are eligible to participate in the Directors' Plan.

TERMS OF OPTION

     The following is a description of the terms of options under the Directors' Plan.

     Non-Discretionary Grants. Option grants under the Directors' Plan are non-discretionary. On the date the Board approved the Directors' Plan, September 16, 1992, each Non-Employee Director received an option to purchase two thousand (2,000) shares of Common Stock of the Company. Each person who becomes a Non-Employee Director of the Company after the adoption of the Directors' Plan shall, upon the date of initial election to be a Non-Employee Director, be granted an option to purchase five thousand (5,000) shares of Common Stock of the Company. On January 2 of each year (or the next business day should such date be a Saturday, Sunday or a legal holiday), beginning with January 2, 1993, each Non-Employee Director is granted an additional option to purchase two thousand (2,000) shares of Common Stock of the Company.

     Option Exercise. An option granted under the Directors' Plan becomes exercisable in four equal installments beginning the first anniversary of the grant of the option. Such vesting is conditioned upon continued service as a director of the Company.

     Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid in cash at the time the option is exercised. On May 23, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $1.41 per share.

     Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee or his or her guardian or legal representative.

     No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the plan and the class, the number of shares and price per share of stock subject to outstanding options.

     In the event of a dissolution or liquidation of the Company or a specified type of merger or other corporate reorganization, to the extent permitted by law, the vesting of any outstanding options under the Directors' Plan shall accelerate and immediately become fully vested and exercisable, and shall thereafter terminate if unexercised upon the occurrence of such event.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time. No amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment requires stockholder approval in order for the plan to meet the requirements of Rule 16b-3 or any Nasdaq or securities exchange requirements. Unless sooner terminated, the Directors' Plan shall terminate in June 2002.

FEDERAL INCOME TAX INFORMATION

     See "Federal Income Tax Information -- Nonstatutory Stock Options" in Proposal 2 above for a discussion of the tax treatment of nonstatutory stock options. Please note that Section 162(m) of the Code does not apply to options granted under the Directors' Plan, and that all directors of the Company are subject to Section 16 of the Exchange Act.

     The following table presents certain information with respect to options granted under the Directors' Plan subject to the approval of the amendment of the Directors' Plan by the stockholders to (i) each non-employee director, and
(ii) all non-employee directors as a group. No other individuals or groups are eligible to receive options under the Directors' Plan.

                               NEW PLAN BENEFITS

                                               1992 NON-EMPLOYEE DIRECTOR'S STOCK OPTION PLAN
                                              ------------------------------------------------
                                                                      NUMBER OF SHARES SUBJECT
                 NAME AND POSITION            DOLLAR VALUE(1)            TO OPTIONS GRANTED
        ------------------------------------  ---------------         ------------------------
        Malcolm Jozoff......................      $ 3,188                       2,000
        Robert Kiley........................        3,188                       2,000
        David Rubinfien.....................        3,188                       2,000
        Gordon Russell......................        3,188                       2,000
                                                                                -----
        All Non-Employee Directors as a
          Group.............................      $12,752                       8,000
                                                                                =====

---------------

(1) All options have an exercise price equal to the fair market value of ChemTrak Common Stock on the date of grant.

                                   PROPOSAL 4

              APPROVAL OF THE ISSUANCE OF SERIES A PREFERRED STOCK
                    IN CONNECTION WITH FINANCING TRANSACTION

BACKGROUND

     The stockholders of the Company are being asked to approve the issuance and sale of up to 70,000 shares (the "Financing") of Series A Convertible Preferred Stock (the "Series A Preferred") in a private placement, on the terms and conditions outlined below. The closing of the Financing, if approved by the stockholders pursuant to this Proposal 4, is expected to occur within 5 business days of the Annual Stockholder Meeting, or as soon thereafter as practicable (the "Closing Date").

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY. THE SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY THE COMPANY

UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SO OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

     The purchasers in the Financing will consist of a limited number of accredited investors, and the sale of Series A Preferred in the Financing will be made in reliance on Regulation D promulgated under the Act, which offers an exemption from the registration requirements under the Act.

     The Financing will be placed pursuant to an agreement (the "Agreement") with Gruntal & Co., L.L.C. (the "Placement Agent"). Neither the Company nor any of its directors or officers has any relationship with the Placement Agent. Pursuant to the Agreement, the Company has agreed to (i) pay the Placement Agent a cash commission of 8% of the gross proceeds raised in the Financing; (ii) pay expenses of the Placement Agent up to a maximum of $100,000, and (iii) issue to the Placement Agent warrants to purchase a number of shares of Series A Preferred equal to 10% of the number of shares of Series A Preferred sold, exercisable for a period of five years at an exercise price of 125% of the initial Conversion Price. The Company has paid to the Placement Agent a non-refundable retainer of $35,000, which may be credited against the selling commission referred to above. The Company has also agreed to indemnify the Placement Agent against certain securities-law-related liabilities in connection with the offering of the Series A Preferred.

     The Company is required to file a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the re-sale of the shares of Common Stock issuable upon conversion of the Series A Preferred, within 60 days of the Closing Date, and to use its best efforts to have such registration statements declared effective within 120 days of such filing.

STOCKHOLDER APPROVAL

     The issuance by the Company of the Series A Preferred is subject to stockholder approval pursuant to the Rules of the National Association of Securities Dealers, Inc. ("NASD") applicable to companies whose securities are traded on the Nasdaq National Market. Rule 4460(i)(1)(D) of the NASD (the "20% Rule") requires companies that are listed on the Nasdaq National Market to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a private financing at a price less than the market value of the common stock, where the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the Company outstanding prior to the issuance.

     Based on the recent prices of the Company's Common Stock (the "Common Stock"), it is anticipated that the number of shares of Common Stock issuable upon conversion of the Series A Preferred will be equal to or greater than 20% of the shares outstanding immediately prior to the Financing. Because the Series A Preferred and the shares of Common Stock into which the Series A Preferred is convertible (the "Conversion Shares") are being issued without registration under the Act, the terms of the Series A Preferred will allow the holders of the Series A Preferred to obtain shares of Common Stock at a price below the current market price -- see "Terms of Series A Preferred" below. Therefore, approval of the Company's stockholders is a condition to the Financing.

TERMS OF SERIES A PREFERRED

     The shares of Series A Preferred will be offered at a purchase price of $100.00 per share. Each share of Series A Preferred shall be convertible, at the option of the holder, into shares of Common Stock at a conversion price not less than 80% of the average of the closing price of the Common Stock on the Nasdaq National Market on the 10 trading days ending immediately prior to the Closing Date (the "Conversion Price"). The Conversion Price shall be subject to adjustment in certain events including (i) any stock splits subdivisions, combinations and classifications of the Company's Common Stock or (ii) any payment, issuance or distribution by the Company to its stockholders of (a) a stock dividend, (b) debt securities of the Company and (c) assets (other than cash dividends). The Conversion Price also will be subject to adjustment on a weighted average formula basis upon the Company's issuance of Common Stock, warrants or rights to purchase Common Stock or securities convertible into Common Stock which is less than the then-applicable Conversion Price. The Conversion Price also will be subject to adjustment on a weighted average formula basis, in the event the Company shall issue Common Stock, warrants or rights to purchase Common Stock or securities convertible into Common Stock at a price which is less than the then-applicable Conversion Price other than (1) issuances pursuant to the Company's equity compensation plans approved by the stockholders, (2) issuances upon the conversion of the debt securities outstanding prior to the first issuance of the Series A Preferred and (3) issuances in connection with any loan made prior to January 1, 1998 secured by fixed assets of the Company, which is less than the then-applicable Conversion Price.

     The Series A Preferred will be automatically convertible, at the Conversion Price then in effect, on the earlier to occur of (i) the date on which, any time after the first anniversary of the Closing Date, the average closing price of the Company's Common Stock on the Nasdaq National Market for 20 consecutive trading days was greater than three times the then-applicable Conversion Price; or (ii) the completion of an underwritten public offering of the Company's Common Stock in which the gross proceeds to the Company are greater than or equal to $25 million and the per share offering price is greater than or equal to three times the then-applicable Conversion Price. The Series A Preferred will bear cumulative dividends at a 6% annual rate, payable annually and commencing one year from the Closing Date. Such dividends shall be paid, at the option of the Company, in cash, additional shares of Series A Preferred, or a combination thereof.

     The Company may not, without the approval of holders representing a majority in interest of the Series A Preferred, create or issue any shares of capital stock with dividend or liquidation rights ranking senior to [or on a parity with] the Series A Preferred.

     In the event of any liquidation or winding up of the Company, the holders of Series A Preferred shall be entitled to receive, prior and in preference to the holders of Common Stock and any series of Preferred Stock ranked junior to the Series A Preferred an amount (the "Liquidation Amount") equal to the original purchase price per share of Series A Preferred then held by such holders, plus all declared but unpaid dividends. A consolidation or merger of the Company (in the event the Company is not the surviving entity) or sale of all or substantially all of the Company's assets shall be deemed to be a liquidation or winding up of the Company. In the event of such merger, consolidation or sale, the holders of Series A Preferred shall be entitled to receive an amount equal to the greater of the Liquidation Amount or that which such holders would have received if they had converted their Series A Preferred into Common Stock immediately prior to such consolidation, merger or sale, without giving effect to the liquidation preference of or any dividends or any other capital stock ranking senior to the Common Stock.

     On all matters for which the Company's stockholders are entitled to vote, each share of Series A Preferred will entitle the holder to one vote for each share of Common Stock into which the share of Series A Preferred is then convertible. The Series A Preferred holders will have the right to elect one director.

     The shares of Series A Preferred and the shares of Common Stock into which the Series A Preferred is convertible will not be registered under the Securities Act of 1934, as amended (the "Securities Act") or any other applicable securities laws and will be deemed to be "restricted securities" under the Securities Act. The Series A Preferred will not be transferable. The Common Stock into which the Series A Preferred is convertible may only be sold, assigned, transferred or otherwise disposed of if subsequently registered or an exemption from registration is available.

     The Company has agreed to prepare and file with the Securities and Exchange Commission, within 60 days of the Closing Date, a registration statement registering the resale of the shares of Common Stock into which the Series A Preferred is convertible and to cause the registration statement to become effective within 120 days after the Closing Date. The Company has also agreed to use its reasonable best efforts to maintain the effectiveness of the registration statement until the earlier of (i) the date on which all such shares have been sold pursuant thereto or (ii) the second anniversary of the Closing Date.

COMPANY'S CAPITAL NEEDS; CONSEQUENCES OF NON-APPROVAL.

     Obtaining additional funds is critical to the Company's ability to maintain operations beyond 1997. If adequate funding is not available on a timely basis, the Company will be required to curtail its operations significantly or to cease operations. For additional information, please see the financial statements of the Company and the notes thereto set forth in the Company's Annual Report for the year ended December 31, 1996, which accompanies this Proxy Statement.

     Because of the restrictions of the 20% Rule, the Company may not raise funds through the sale of equity securities without stockholder approval unless
(i) the transaction results in a issuance or potential issuance of a number of shares of Common Stock which is less than 20% of the total number of shares of Common Stock currently outstanding, (ii) securities are sold at current market price or (iii) the securities are sold in a public offering. The Financing which stockholders are being asked to approve in this Proposal 4 could raise up to $7 million, compared to a maximum of $2.5 million which could be raised without stockholder approval. Based on current market conditions, the Company and the Board of Directors believe that a sale of the Company's securities in the public markets at the current market price of the Common Stock would not likely be achievable. A public offering would involve substantial delay, significant expense, and might be unsuccessful given current conditions in the public offering market for technology-driven companies. Therefore, the Board of Directors believes that the Company's best option is to complete the Financing on the terms outlined in this Proposal 4.

USE OF PROCEEDS.

     The Company currently intends to use the proceeds of the Financing for general corporate purposes, which include sales and marketing, and research and development activities.

BOARD RECOMMENDATION.

     Although the issuance of shares in the proposed Financing will have a dilutive effect on the Company's current stockholders, the Board of Directors believes that stockholder approval of the financing is in the best interest of the Company, since the Company's ability to raise additional financing absent stockholder approval is severely limited, and could be very costly to the Company. Accordingly, the Board of Directors strongly recommends the approval of the Financing.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Financing.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 1, 1997 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its Common Stock.

                                                                         BENEFICIAL
                                                                        OWNERSHIP(1)
                                                                    ---------------------
                                                                     NUMBER      PERCENT
                             BENEFICIAL OWNER                       OF SHARES   OF TOTAL
        ----------------------------------------------------------  ---------   ---------
        Prithipal Singh, Ph.D. (2)................................    484,277        3.75%
        Gordon W. Russell(3)......................................    178,569        1.41%
        David Rubinfien(4)........................................    169,134        1.33%
        Alene A. Holzman(6).......................................     76,741           *
        Malcolm Jozoff(7).........................................     73,729           *
        Edward F. Covell(5).......................................     91,180           *
        Rodger J. Richeal(8)......................................     18,333           *
        Niquette Hunt(9)..........................................      6,250           *
        Robert P. Kiley(10).......................................      1,875           *
        All directors and executive officers as a group (10
          persons)(11)............................................  1,109,233        8.44%

---------------

  * Represents beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in 0accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table. Percentage of beneficial ownership is based on 12,685,943 shares of Common Stock outstanding as of May 1, 1997.

 (2) Includes 223,084 shares held by Prithipal Singh and Rajinder K. Singh, trustees, UTD dated April 17, 1986, and 211,193 shares issuable upon exercise of stock options held by Dr. Singh exercisable within 60 days of May 1, 1997.

 (3) Includes 123,558 shares held of record by Sequoia Capital Growth Fund and 7,895 shares held of record by Sequoia Technology Partners III. Mr. Russell is a general partner of Sequoia Capital, the general partner of these funds. Mr. Russell disclaims beneficial ownership of these shares except to the extent of his pro rata interest therein. Also includes 39,488 shares beneficially owned by the Russell 1988 Revocable Trust and 7,000 shares issuable upon exercise of stock options held by Mr. Russell exercisable within 60 days of May 1, 1997.

 (4) Includes 12,134 shares held of record by the Rubinfien Living Trust and 7,000 shares issuable upon exercise of stock options held by Mr. Rubinfien exercisable within 60 days of May 1, 1997.

 (5) Includes 90,624 shares issuable upon exercise of stock options held by Mr. Covell exercisable within 60 days of May 1, 1997.

 (6) Includes 48,559 shares issuable upon exercise of stock options held by Ms. Holzman exercisable within 60 days of May 1, 1997. Ms. Holzman resigned from the Company effective March 1997.

 (7) Includes 63,729 shares issuable upon exercise of stock options held by Mr. Jozoff exercisable within 60 days of May 1, 1997.

 (8) Includes 18,333 shares issuable upon exercise of stock options held by Mr. Richeal exercisable within 60 days of May 1, 1997. Mr. Richeal resigned from the Company effective March 1997.

 (9) Includes 6,250 shares issuable upon exercise of stock options held by Ms. Hunt exercisable within 60 days of May 1, 1997.

(10) Includes 1,875 shares issuable upon exercise of stock options held by Mr. Kiley exercisable with in 60 days of May 1, 1997.

(11) Includes 460,498 shares issuable upon exercise of stock options held by all officers and directors exercisable within 60 days of May 1, 1997. See Notes
     (2) through (10) above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the transaction report on the hiring of Niquette Hunt was inadvertently filed late.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each Non-Employee Director of the Company receives a per-meeting fee of $750. In the last fiscal year ended December 31, 1996, the total compensation paid to non-employee directors was $26,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy. Each Non-Employee Director of the Company receives stock option grants under the Directors' Plan. For a description of the Directors' Plan, see PROPOSAL 3.

     During the last fiscal year, options were granted under the Directors' Plan covering 2,000 shares to each of Messrs. Gin, Jozoff, Rubinfien, Russell, and Stroy at an exercise price per share of $1.44, the fair market value of such Common Stock on the date of the grant, and 5,000 shares to Mr. Kiley, at an exercise price per share of $2.47, the fair market value of such Common Stock on the date of the grant. As of April 30, 1997, no option had been exercised under the Directors' Plan. Directors are also eligible to receive certain stock awards, such as stock bonuses, stock appreciation rights, and rights to purchase restricted stock under the Company's 1993 Plan. For a description of the 1993 Plan, see Proposal 2. As of December 31, 1996, options to purchase 35,000 shares of Common Stock had been granted to non-employee directors under the 1993 Plan.

     In September 1996, Mr. Kiley entered into a consulting agreement with the Company and was granted a non-qualified stock option under the 1993 Plan to purchase 5,000 shares of Common Stock at the price of $2.47 per share, equal to the fair market value of the Common Stock of the date of the grant. These options vest in eight equal quarterly installments beginning three months from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ending December 31, 1996, 1995 and 1994, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and the other three most highly compensated executive officers of the Company at December 31, 1996 (the "Named Executive Officers"):

                         SUMMARY OF COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                       ANNUAL COMPENSATION      ---------------------
                                                    -------------------------   SECURITIES UNDERLYING
        NAME AND PRINCIPAL POSITION        YEAR     SALARY($)(1)     BONUS($)       OPTIONS(#)(2)
    -----------------------------------    -----    ------------     --------   ---------------------
    Prithipal Singh, Ph.D..............    1996       $206,000            --                --
      Chairman of the Board and            1995        182,000            --            77,500
      Chief Technical Officer              1994        181,000        32,000            15,000
    Edward F. Covell(3)................    1996        107,000        20,000           230,000
      President and Chief Executive
      Officer
    Rodger Richeal(4)..................    1996        129,000            --            25,000
      Senior Vice President                1995         17,000            --            50,000
    Alene A. Holzman(5)................    1996        107,000            --                --
      Vice President                       1995        102,000            --            30,000
                                           1994         98,000        13,000            15,300
    Niquette Hunt(6)...................    1996          4,000        18,000            50,000
      Vice President

---------------

(1) Includes amounts earned but deferred at the election of the Named Executive Officer.

(2) The Company has not granted any SARs or restricted stock awards.

(3) Mr. Covell joined the Company as President in May 1996 and was named Chief Executive Officer in January 1997.

(4) Mr. Richeal resigned from the Company effective March 1997. He is currently a consultant to the Company.

(5) Ms. Holzman resigned from the Company effective March 1997.

(6) Ms. Hunt joined the Company as Vice President in December 1996.

STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its 1988 Stock Option Plan (the "1988 Plan"), and the 1993 Plan (together, the "Plans"). As of March 31, 1997, options to purchase a total of 1,034,658 shares had been granted and were outstanding under the Plans and options to purchase 91,154 shares remained available for grant thereunder. The Company has not granted stock appreciation rights ("SARs").

     1988 Stock Option Plan. In July 1988, the Company adopted its 1988 Stock Option Plan, under which approximately 700,000 shares of Common Stock have been reserved for issuance upon exercise of options granted to key employees, directors, advisors and consultants of the Company. The 1988 Plan provides for the grant of both incentive stock options, intended to qualify as such under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options. The ability of the Company to grant options under the 1988 Plan will terminate on November 19, 2001, unless the Plan is sooner terminated by the

Board of Directors. The exercise price of incentive stock options must equal at least the fair market value of the Common Stock on the date of grant. The exercise price of nonstatutory stock options may be no less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price of options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant and the term of these options cannot exceed five years.

     As of May 1, 1997, the company had outstanding under the Plans options to purchase an aggregate of 586,313 shares of Common Stock and there were 101,401 shares of Common Stock available for future grants.

     The following tables show for the fiscal year ended December 31, 1996, certain information regarding options granted to each of the Named Executive
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                            INDIVIDUAL GRANTS                                  AT
                                         -------------------------------------------------------      ASSUMED ANNUAL RATES
                                         NUMBER OF      % OF TOTAL                                          OF STOCK
                                         SECURITIES      OPTIONS                                     PRICE APPRECIATION FOR
                                         UNDERLYING     GRANTED TO       EXERCISE                        OPTION TERM(3)
                                          OPTIONS      EMPLOYEES IN       PRICE       EXPIRATION   --------------------------
                 NAME                     GRANTED     FISCAL YEAR(1)   ($/SHARE)(2)      DATE        0%       5%        10%
---------------------------------------  ----------   --------------   ------------   ----------   ------   -------   -------
Prithipal Singh, Ph.D..................        --            --              --              --        --        --        --
Edward F. Covell.......................    70,000          15.3            3.93        05/27/06    48,559   256,093   564,313
                                           80,000          17.5            4.63        05/27/06        --   232,660   589,134
                                           30,000           6.6            1.91        09/03/06        --    35,952    91,105
                                           50,000          11.0            1.53        11/14/06        --    48,133   121,872
Rodger J. Richeal......................    25,000           5.5            4.00        05/07/06        --    62,868   159,307
Alene A. Holzman.......................        --            --              --              --        --        --        --
Niquette Hunt..........................    50,000          10.9            1.78        12/15/06        --    55,993   141,886

---------------
(1) Based on an aggregate of options to purchase 456,916 shares of the Company's Common Stock granted to employees of the Company in fiscal 1996, including the Named Executive Officers.

(2) The options in this table have exercise prices equal to the fair market value of the Common Stock on the date of grant. Options vest 25% on the first anniversary of the date of grant, and 2.0833% per month thereafter for the next 36 months. In the event of a decline in value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or non-statutory, with new lower priced options.

(3) The potential realizable value is based on the term of the option at the time of grant (10 years). The potential realizable value is calculated by assuming the stock price on the date of grant appreciates at the individual rate for the entire term of the option, and that the option is exercised and sold on the last day of its term at the appreciated price. These amounts represent certain assumed rates of appreciation, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Executive Officers, the fiscal year-end number and value of unexercised shares subject to options:

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                            SHARES                            OPTIONS                   IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON    VALUE         AT FISCAL YEAR-END(#)             FISCAL YEAR-END($)(1)
                           EXERCISE     REALIZED   -----------------------------     -----------------------------
          NAME                (#)          $       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------------  -----------   --------   -----------     -------------     -----------     -------------
Prithipal Singh,
  Ph.D..................     --            --        206,618           19,215           31,250           --
Edward F. Covell........     --            --         48,750          181,250           --               --
Rodger Richeal..........     --            --         20,833           54,167           13,020           18,229
Alene A. Holzman........     --            --         68,284           17,966           --               --
Niquette Hunt...........     --            --         --               50,000           --               --

---------------

(1) Based on the closing price of $1.375 of the Company's Common Stock as reported on the Nasdaq National Market at December 31, 1996 minus the exercise price of the options multiplied by the number of shares underlying the option.

                             EMPLOYMENT AGREEMENTS

     In February 1996, the Company and Dr. Singh entered into an employment agreement providing that Dr. Singh's salary be set at $15,333 per month. The agreement provides that if Dr. Singh's employment is terminated without cause, he will receive up to 12 months salary continuation. In addition, in the event of such termination, all of the Company's Common Stock held by Dr. Singh will be free of any repurchase options in favor of the Company, and all of Dr. Singh's options will become fully vested and exercisable. For a period of one year following such termination, the Company has also agreed to reimburse Dr. Singh for any medical or other employee insurance coverage that he elects to continue.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

     The Board of Directors of the Company, with input from the Company's Compensation Committee, administers the Company's policies governing employee compensation and the Company's employee benefit plans, including its stock option plans and its 1991 Employee Stock Purchase Plan. The Board evaluates the performance of management, sets compensation policies and levels, and determines salaries and incentive compensation. Dr. Singh and Mr. Covell, officers of the Company, do not take part in the deliberation of their compensation.

     The Company's executive compensation program is designed to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term stockholder value. The key elements of the program are competitive pay and equity incentives. Annual compensation for the Company's executive officers consisted in 1996 of a cash salary and stock option grants.

     The Board of Directors makes a subjective assessment of a variety of factors, both personal and corporate, in making salary and equity compensation decisions regarding the Company's executive officers. These factors include the midrange of compensation paid by comparable medical and pharmaceutical companies in the San Francisco Bay Area to individuals in comparable positions, the individual contributions of each officer to the

---------------

     (1) The material in this report is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, (the "1933 Act") or the 1934 Act, whether made before or after the date hereof and irrespective of any general corporation language contained in such filing.

Company, and most important, the progress of the Company towards its objectives. The companies examined for comparative purposes may, but need not, include those comprising the Russell 2000 Index and the Hambrecht & Quist Healthcare (Excluding Biotchnology) Index. At this point in the Company's evolution, the measures the Board of Directors looks to in evaluating the Company's progress when determining compensation for executive officers are product sales, advancement of the Company's product candidates through development and clinical testing, procurement of requisite regulatory approvals and the establishment of relationships with appropriate marketing partners.

     Stock options awarded to executives in 1996 were consistent with the Company's option policy. In awarding stock options, the Committee considers the number and value of an executive office; outstanding options. All new employees are granted incentive stock options in an amount based upon the position's salary grade.

     Dr. Singh's compensation and equity incentive package is based upon the same factors as that of the other executive officers. In 1996, revenues decreased significantly, but other factors were considered by the Board relative to Dr. Singh's compensation. Performance factors considered in the 1996 package included the receipt of FDA clearance for the H. pylori test kit for professional use; the signing of a development and distribution agreement with Selfcare, Inc. for the European sale of the Company's HIV home test product, and the signing of a distribution agreement with Helena Laboratories for the distribution of CholesTrak(R) in Canada.

     The Board deemed it appropriate to increase Dr. Singh's salary by approximately 13% in 1996, from $182,000 to $206,000. No options were granted to Dr. Singh during 1996. In January 1997, Edward F. Covell became the Company's President and Chief Executive Officer, permitting Dr. Singh to concentrate his future energies on product development, his principal area of expertise.

     Section 162(m) of the U.S. Internal Revenue Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Board of Directors has determined that stock options granted under the Company's 1993 Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of the grant shall be treated as "performance-based compensation".

               Prithipal Singh, Ph.D.
               Edward Covell
               Malcolm Jozoff
               Robert Kiley
               David Rubinfien
               Gordon Russell

                       PERFORMANCE MEASUREMENT COMPARISON

     The following chart shows the value of an investment of $100 on February 19, 1992, in cash of (i) of the Company's Common Stock, (ii) the Russell 2000 Index, and (iii) the Hambrecht & Quist Healthcare (Excluding Biotechnology) Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year.(2)

          COMPARISONS OF 5-YEAR CUMULATIVE TOTAL RETURN ON INVESTMENT

                                                                             H&Q HEALTHCARE -
        MEASUREMENT PERIOD                                                       EXCLUDING
      (FISCAL YEAR COVERED)            CHEMTRAK INC.       RUSSELL 2000        BIOTECHNOLOGY
2/19/92                                            100                 100                 100
12/92                                               78                 110                  87
12/93                                               35                 131                  63
12/94                                               23                 128                  66
12/95                                                8                 165                 111
12/96                                               11                 192                 123

                                                          CUMULATIVE TOTAL RETURN
                                         ---------------------------------------------------------
                                         2/19/92     12/92     12/93     12/94     12/95     12/96
                                         -------     -----     -----     -----     -----     -----
CHEMTRAK INC.                   CMTR       100         78        35        23         8        11
Russell 2000                    IR20       100        110       131       128       165       192
H&Q Healthcare -- Excluding     IHH-       100         87        63        66       111       123
  Biotechnology

(2) This section is not "soliciting materials," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements that may be required to pay in actions or proceedings which the officer or director may be a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under General Corporation Law of the State of Delaware and the Company's By-Laws. See also "Director Compensation" and "Employment Agreements."

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     ChemTrak's Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-19789), is incorporated by reference herein. Form 10-K is included in the Annual Report to Stockholders being mailed concurrently with this Proxy Statement.

     All documents filed by the Company pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the mailing date of this proxy statement and prior to July 10, 1997, the date of the Annual Meeting, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently-filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, as modified or superseded, to constitute a part of this Proxy Statement.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Alan C. Mendelson
                                          Secretary

June 9, 1997

                             CHEMTRAK INCORPORATED
                           1993 EQUITY INCENTIVE PLAN

                           ADOPTED SEPTEMBER 14, 1993
                      AMENDED AND RESTATED MARCH 17, 1994
                            AMENDED SEPTEMBER, 1996

 1. PURPOSES.

     (a) The Board of Directors of ChemTrak Incorporated (the "Board") adopted the 1993 Equity Incentive Plan (the "Initial Plan") on September 14, 1993. On March 17, 1994, the Board has amended and restated the Initial Plan in the form set forth herein. The purpose of the 1993 Equity Incentive Plan (the "Plan") is to provide a means by which employees of and consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) Stock Appreciation Rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to paragraph 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to paragraph 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

 2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "Company" means ChemTrak Incorporated, a Delaware corporation.

     (f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

     (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options

                                       (1)
and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company as determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the date of grant, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 8(b)(iii) of the Plan.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "Option" means a stock option granted pursuant to the Plan.

                                       (2)

     (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "Outside Director" means a Director who either (A) is not a current employee of the Company or an affiliated corporation, is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w) "Plan" means this 1993 Equity Incentive Plan.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "Securities Act" means the Securities Act of 1933, as amended.

     (z) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (aa) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (ab) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

     (ac) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

 3. ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, including the Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan as provided in Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                                       (3)

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"). If required by the provisions of subsection 3(d), all of the members of such Committee shall be Non-Employee Directors and may also be Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board may delegate (i) to a committee of not fewer than two Outside Directors the authority to grant options to the extent specified in such delegation; and (ii) to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

 4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million fifty thousand (1,050,000) shares of the Company's common stock (which includes the six hundred thousand (600,000) shares reserved for issuance in September 1996). If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Stock Award shall again become available for the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with
Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

 5. ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No employee shall be eligible to be granted Options and Stock Appreciation Rights in any calendar year covering more than two and a half percent (2.5%) of the Company's outstanding common stock as of March 17, 1994.

 6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (a) Term. No Option shall be exercisable after the expiration of ten
     (10) years from the date it was granted.

          (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is

                                       (4)
     granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

          (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or
     (ii) at the discretion of the Board or the duly authorized committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

          (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the

                                       (5)

     Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

          (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

          (l) Re-Load Options. Without in any way limiting the authority of the Board or duly authorized committee to make or not to make grants of Options hereunder, the Board or duly authorized committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the

                                       (6)
     case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subparagraph 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

          Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or duly authorized committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 4(a) and shall be subject to such other terms and conditions as the Board or duly authorized committee may determine.

 7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the duly authorized committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (a) Purchase Price. The purchase price under each stock purchase agreement shall be such amount as the Board or committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

          (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the committee in their discretion. Notwithstanding the foregoing, the Board or the committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the committee.

          (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

 8. STOCK APPRECIATION RIGHTS.

     (a) The Board or committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates

                                       (7)
under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of stock.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate fair market value (at the date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 7(c)(iii)(B)) over (B) the aggregate fair market value of such number of shares of stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

        (i) Tandem Rights.

             (A) Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

             (B) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the fair market value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

        (ii) Concurrent Rights.

             (A) Concurrent Rights may be tied to any or all of the shares of stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

             (B) A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains.

             (C) The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the committee at the time of the grant of the excess of (I) the aggregate fair market value (on the Exercise Date) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over
        (II) the aggregate exercise price paid for such shares.

                                       (8)

        (iii) Independent Rights.

             (A) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

             (B) The appreciation distribution payable on the exercised Independent Right shall be in an amount equal to the excess of (I) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

             (C) The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of stock or in a combination of cash and stock. Any shares of stock so distributed shall be valued at fair market value on the date the Independent Right is exercised.

        (iv) Terms Applicable to Tandem Rights, Concurrent Rights and Independent Rights.

             (A) To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

             (B) If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

             (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

 9. CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subparagraph 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date.

     (b) An Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to an employee pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this
Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and/or Stock Appreciation Rights shall be counted against the maximum award of Options and Stock Appreciation Rights permitted to the employee pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

                                       (9)

10. COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

11. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

     (b) In the event of: (1) a dissolution or liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under

                                      (10)
the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, (ii) such Stock Awards shall continue in full force and effect, or
(iii) the time during which such Stock Awards become vested or may be exercised shall be accelerated and any outstanding unexercised rights under any Stock Awards terminated if not exercised prior to such event.

14. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 13, 2003. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.

                                      (11)

                             CHEMTRAK INCORPORATED

                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           ADOPTED SEPTEMBER 16, 1992
                            AMENDED SEPTEMBER, 1996

 1. PURPOSE.

     (a) The purpose of the 1992 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of ChemTrak Incorporated, a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

 2. ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (2) To amend the Plan as provided in paragraph 11.

          (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

          (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

 3. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one hundred thousand (100,000) shares of the Company's common stock, which includes the fifty thousand (50,000) shares reserved for issuance in September 1996. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

 4. ELIGIBILITY.

     Options shall be granted only to Non-Employee Directors of the Company.

 5. NON-DISCRETIONARY GRANTS.

     (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director shall be granted an option to purchase two thousand (2,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director of the Company shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (c) On January 2 of each year, commencing January 2, 1993, each person who is then, and who has been for at least three (3) months, a Non-Employee Director of the Company shall be granted an option to purchase two thousand (2,000) shares of common stock of the Company on the terms and conditions set forth herein. Should the date of grant set forth above be a legal holiday, such grant shall be made on the next business day.

 6. OPTION PROVISIONS.

     Each option shall contain the following terms and conditions:

     (a) No option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) The exercise price may be paid, to the extent permitted by applicable statutes and regulations, in cash or pursuant to Regulation T as promulgated by the Federal Reserve Board.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

     (e) An option shall vest with respect to each optionee in four (4) equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

 7. COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

 8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

 9. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law, the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 30, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13. EFFECTIVE DATE OF PLAN AND AMENDMENTS; CONDITIONS OF EXERCISE.

     (a) The Plan and any amendments thereto shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan and those amendments requiring stockholder approval are approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                             CHEMTRAK INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 10, 1997

        The undersigned hereby appoints Prithipal Singh, Ph.D. and Edward F. Covell, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of ChemTrak Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ChemTrak Incorporated to be held at the Network Meeting Center, 5201 Great America Parkway, Santa Clara, California, on Thursday, July 10, 1997 at 1:00 p.m. local time, and at any and all postponements, continuations, and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3, 4 and 5, as more specifically described in the Proxy Statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

                                                            [SEE REVERSE SIDE]

[X] Please mark your
    votes as in this
    example

                      For all nominees listed    Withhold Authority     MANAGEMENT RECOMMENDS A VOTE
                      below (except as marked      to vote for all      FOR THE NOMINEES FOR DIRECTOR
                       to the contrary below    nominees listed below.  LISTED BELOW.
1. To elect two directors
   to hold office until the   [ ]                        [ ]  Nominees: Edward E. Covell, Malcolm Jozoff
   2000 Annual Meeting
   of Stockholders.

   To withhold authority to vote for any nominee(s) write such nominee(s) name below:

------------------------------------------------

MANAGEMENT RECOMMENDS A VOTE FOR
PROPOSALS 2, 3, 4 AND 5.

                                                      For   Against  Abstain
2. To approve the Company's 1998 Equity Incentive     [ ]     [ ]      [ ]
   Plan, as amended, to increase the aggregate
   number of shares of Common Stock authorized
   for issuance under such plan by 600,000 shares,
   to 1,050,000 shares.

3. To approve the Company's 1992 Non-Employee         [ ]     [ ]      [ ]
   Directors' Stock Option Plan, as amended to
   increase the aggregate number of shares of
   Common Stock authorized for issuance under
   such plan by 50,000 shares, to 100,000 shares.

4. To approve the sale of up to 70,000 shares of the  [ ]     [ ]      [ ]
   Company's Series A Convertible Preferred Stock,
   and the issuance of Common Stock upon conversion
   thereof.

5. To ratify selection of Ernst & Young as            [ ]     [ ]      [ ]
   independent auditors of the Company for its
   fiscal year ending December 31, 1997.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.


SIGNATURE(S)__________________________________________________________________________________DATED JUNE 9, 1997________________

Please sign exactly as your name appears herein. If the stock is registered in the names of two or more persons, each should sign.
Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.